Exhibit 99.1

Unless otherwise noted, data used in this presentation relates to the period ended April 30, 2026. Fiscal year end is July 31st. Company Overview JUNE 2026

© 2026 Zedge, Inc. Safe Harbor Statement This presentation contains statements that are, or may be considered to be, forward - looking statements. All statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: statements about Zedge’s future performance; projections of Zedge’s results of operations or financial condition; statements regarding Zedge’s plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Zedge’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge’s control. Such known and unknown risks, uncertainties and other factors may cause Zedge’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Zedge’s periodic reports filed with the Securities and Exchange Commission . Zedge cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise. 2

ZEDGE™ © 2026 Zedge, Inc.

Strong Core. Undervalued. Optionality.

$24M
Enterprise Value*

$20M
Cash / No Debt

$3.1M
TTM FCF*

~3%
Div Yield**



A capital-efficient consumer mobile app publisher with a 20M+ user creator community, self-funding its next growth chapter

	1H FY25	vs	1H FY26
Revenue:			+9%
Non-GAAP NI:	$0.6M	→	$2.6M
Adj. EBITDA:	$1.5M	→	$3.6M

DataSeeds.AI mobilizes Zedge's 20M+ creator community into a managed crowd that produces AI training data for frontier model developers.

Revenue generating. Not yet priced into valuation.

* As of June 11, 2026
** Initiated in Q1 FY '26.

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ZEDGE™ © 2026 Zedge, Inc.

About Zedge

Consumer mobile app publisher with a **massive** creator community spanning Zedge Marketplace and GuruShots

DataSeeds leverages our creator community to produce rights-cleared, ethically sourced, multimodal AI training data at scale and according to spec

AI-powered **Product Innovation Team** pre-validates new app ideas, builds fast, and measures against clear KPIs, doubling down on winners and cutting under-performers quickly

20M+
MAU

1.3M
Active Subs

Mid-90%
Gross Margin

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ZEDGE™ © 2026 Zedge, Inc.

The Bear Case and Why we Disagree

The Concern	The Reality
MAU is declining	Q3 FY ’26 ARPMAU at a record $0.119, up 21% YoY by focusing on T1 customers.
Discretionary app with no moat	Mid-90% gross margin. Nine consecutive quarters of subscriber growth. Nearly 1.3M paying subscribers. 700M+ cumulative installs since launch. Massive creator community. 4.7* raking in Google Play with more than 17.6M reviews.
Portfolio acquisitions didn’t pan out as expected	GuruShots underperformed standalone. Its photographer community is now a key driver of DataSeeds, giving us a credible, differentiated entry into the massive AI training data market through managed, crowd-sourced dataset production. After years of success, Google disrupted Emojipedia by offering direct copy/paste from search results page. Still highly profitable. Both times management restructured definitively. External disruption…decisive response.
Innovation pipeline has no winner yet	Low-cost, systematic framework with each new release compounding the next release. Clear kill criteria. YTD, four alphas live. No single bet is large enough to hurt the balance sheet. Rovio failed 50 times before Angry Birds.

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© 2026 Zedge, Inc. Zedge Marketplace: A Durable, High - Margin Core Business Leading marketplace for mobile phone personalization content with m id - 90’s gross margin. One of the most capital - efficient models in consumer tech. Access to a 20M+ creator community for managed crowd content creation for AI training purposes. + + User Generated Content Premium Content pAInt AI Creation Suite 6

ZEDGE™ © 2026 Zedge, Inc.

Monetization Expertise: Record Results

Advertising


Wallpapers
Video wallpapers
Popular Collections
Nature vibes
Black Cars
Whiteout Surv...
Install
Popular
Summer
Wallpapers
Ringtones
AI Generator
My Zedge

+18.3% Increase in CPMs*

Relentless optimization of ad inventory and demand partners

Subscriptions


ZEDGE+
Zedge PLUS - even more awesome!
+ No Ads
+ Unlimited AI Generations
+ 50 weekly credits
+ Change Wallpapers Automatically
+ Faster Browsing
Choose your plan
Weekly
Lifetime
Continue

+32% Revenue Growth**

Recurring, high visibility revenue

Record ~1.3 million active subscribers

9 consecutive quarters of growth, accelerating from 22% to >40%

Deferred subscription revenue of $6.2M, +26%

Creator Economy


purple
Purple by AVX
Purple_Mit
Purple Strike
The Purples
Purple Color Lotus
Purple Aesthetic
Purple by Shaby
Purple Aesthetics
PURPLE WHISPER
Purple Walls
Vibe Purple

+17% ZP GTV Growth**

Premium artists sell their content to Zedge's **20M+** MAU

Q3 FY '26 ARPMAU of $0.119, a quarterly record

*Q2 FY'26 vs beginning of FY24. **Q3 FY '26 vs FY '25

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© 2026 Zedge, Inc. Capital Allocation Owner mindset Insider ownership is ~16% of stock. Management and the board are also shareholders with total ownership of 23.3%* Deploying Capital Across Four Priorities • DataSeeds and AI - Product Innovation funded by core business FCF • Introduced quarterly dividend in early fiscal 2026. Raised it 25% in Q3 FY’26. ~3% yield • Recently re - funded a $2M buyback following two earlier buyback authorizations totaling $8M (~2.7M shares repurchased to date for <$3/share) • Selective M&A consideration • All four pursued concurrently without compromising the balance sheet. The Math • $24M enterprise value. • $20M cash. • Zero debt. • $3.1M TTM FCF. * FY 2025 proxy statement 8 As of June 11, 2026

ZEDGE™ © 2026 Zedge, Inc.

Unpriced Optionality - DataSeeds.AI

Two early-stage bets that are self funded. Neither reflected in a $23M enterprise value.


Isolated Objects Images
Selfie photos - 5 angles (phone quality)
Images
HD

DataSeeds.AI

Zedge's first B2B business, born from the GuruShots acquisition and built on the scale of our 20M+ creator communities: rights-cleared, multimodal AI training datasets (image, audio, video) at scale

Early validation: repeat enterprise orders; new prospects actively testing capabilities

The market: frontier AI developers need massive volumes of high-quality, rights-cleared data and have few trusted sources

The edge: DataSeeds Production Cloud, our managed crowdsource platform built with our deep expertise in consumer mobile apps, design, gamification, onboarding, LiveOps, payouts, and UA. Leverages our massive creator communities for rights-cleared data production at scale, and also draws on our network of production partners when in-studio creation is required

Deep technology layer managing complex production workflows: metadata enrichment, compliance validation, and spec-driven QA from brief through final delivery.

Revenue is lumpy at this stage as we build toward larger, more consistent deal flow

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ZEDGE™ © 2026 Zedge, Inc.

Unpriced Optionality - Product Innovation Team

Two early-stage bets that are self funded. Neither reflected in a $23M enterprise value.


13:59
tape deck
Iconic Moments
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Product Innovation Team

A capital-efficient, repeatable framework for discovering and scaling Zedge's next core business.

Pre-validate before writing code. Build fast with AI. Manage against KPIs. Scale winners. Cut losers before they compound.

Alphas launched: TapeDeck, Iconic Moments, Happy Space, and Why We Dream. Two more planned this fiscal year. Each new app compounds on earlier experience.

Syncat was shut down after missing KPI thresholds. The infrastructure built for it now accelerates all future launches.

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© 2026 Zedge, Inc. Portfolio Context: Emojipedia and GuruShots The world's #1 trusted source for all things emoji. Highly profitable with exceptional margins. Google disrupted Emojipedia's traffic model by displaying emojis natively in search. Our response: Right - sized the cost structure, shifted to harvest mode, remaining highly profitable. The result : a high - margin cash contributor funding innovation investment with minimal ongoing capital requirements . The world's most popular photo competition game with over 180M photo uploads. Apple's ATT privacy changes disrupted mobile gaming advertising industry - wide. Our response: Restructured decisively as part of company wide reorg. The result: GuruShots underperformed as a standalone business. But its photography community became the foundation of DataSeeds, Zedge's AI training data business. A business that did not deliver on its original promise has opened the door to a fast - growing B2B market where Zedge has a genuine and hard - to - replicate edge. 11

© 2026 Zedge, Inc. Financial Snapshot: A Profitability Inflection • YTD Non - GAAP Net Income: $2.6M vs. $0.6M prior year • YTD Adjusted EBITDA: $3.6M vs. $1.5M prior year • TTM Free Cash Flow: ~$3.1M (in M) Total Revenue GAAP Net Income (Loss) Non - GAAP Net Income (Loss) Free Cash Flow Adjusted EBITDA Q125 $7.2 ($0.3) ($0.0) $1.0 $0.3 Q225 $7.0 ($1.7) ($0.2) $0.6 ($0.1) Q325 $7.8 $0.2 $0.9 $0.8 $1.2 Q425 $7.5 ($0.6) $0.1 $0.5 $0.3 Q126 $7.6 $0.8 $0.9 $0.6 $1.2 Q226 $8.3 ($2.3) $0.8 $0.8 $1.1 Q326 $8.0 $0.9 $1.0 $1.2 $1.3 Q2 is traditionally seasonally strongest due to holiday advertising spend. Q225/26 GAAP loss reflects restructuring and impairment charges 12

© 2026 Zedge, Inc. Jonathan Reich CEO, Zedge, Inc. Jonathan has been our CEO since August ‘20 and as our President since July ’11. He has also served as our CFO (’16 - ’20) and COO (’11 - ’20). From ’07 to ’14, Mr. Reich served as President of Fabrix Systems, Inc. and, from 1999 to 2007, he served in various positions at net2phone, Inc., culminating with him as CEO of net2phone Global Services. Mr. Reich received a B.S. and M.S. in Operations Research from Columbia University’s School of Engineering and Applied Science in 1989 and 1993, respectively. Yi Tsai CFO, Zedge, Inc. Yi has served as our CFO and Treasurer since August ’20 and as Controller (between ’16 and ’20). Previously, he served as CFO of Peerless Systems Corporation (NASDAQ). He began his career in public accounting and has held positions with various financial institutions and multinational corporations. Yi is a CPA with a BS in Accounting from National Taipei University and an MBA in Finance from Case Western Reserve University’s Weatherhead School of Management. 13 Tim Quirk SVP, Product, Zedge, Inc. Tim has served as SVP of Product since selling Freeform Development, a marketplace for musicians, to Zedge in ’17. Prior to Freeform he helped build Google Play as Google's Head of Global Content Programming, and ran the music content and operations team for Rhapsody, one of the first on - demand music streaming services. He's also the singer and lyricist for the punk - pop band Too Much Joy (Warner Brothers Records). Key Management: Skilled and Experienced Team

© 2026 Zedge, Inc. Backed by Jonas family, operators behind $3.7B+ in exits and multiple IPOs 14 IDT Corp (NYSE: IDT) founded by Howard Jonas and controlled by the Jonas family, spun off its controlling interest in Zedge in June 2016. The Jonas family maintains significant holdings in Zedge and has a proven track record of unlocking value in the TMT space, including their sale of IDT Entertainment to Starz for $500M and their sale of Straight Path Communications (NYSE: STRP) to Verizon for $3.2B Board of Directors Michael Jonas. Executive Chairman, former Interim CEO of Zedge, Inc. Former EVP of Genie Energy. Howard Jonas. Vice - Chairman of Zedge, Inc., Chairman and Founder of IDT Corp., Chairman of Genie Energy, Chairman of IDW Media Holdings, and Executive Chairman of Rafael Holdings, Inc. Mark Ghermezian. Serial entrepreneur and successful investor with 20+ years of experience in founding, building, and investing in early - stage SaaS startups. Before becoming the Founder and General Partner at m]x[v Capital, Mark co - founded Braze (BRZE) and led the company as its founding CEO, pioneering a new category from ideation to IPO (Braze IPO’d in November 2021). As an angel investor, Mark was an early investor in companies such as Nutanix, Lattice, Thoughtspot, Rubrik, and Riskified, along with 50 other investments, largely focused on SaaS. Experiencing several IPOs, unicorns, and successful exits. At m]x[v Capital, Mark is proud to be a mentor to his founders and entrepreneurs, offering his experience and expertise to help their companies find the same success. Elliot Gibber. President & CEO of Deb El Food Products, a leader in the egg products business in the US and worldwide. Mr. Gibber was Chairman of the United Egg Association. He is an active investor in real estate, high tech and medical technologies. Paul Packer. Founded Globis Capital Advisors LLC, an investment advisory, in 2001. Globis invests in startups, micro - and small - cap companies with a focus on hi - tech. Mr. Packer was Chairman of The United States Commission for the Preservation of America’s Heritage Abroad. Gregory Suess. Founding partner of Activist Artists Management, LLC (“Activist.co”), a full - service management and consulting company. Prior to Activist, Mr. Suess co - founded ROAR, which was one of Hollywood’s leading entertainment management companies while under his leadership.

Company contact: Jonathan Reich, CEO jonathan.reich@zedge.net Investor relations contact: Brian Siegel (346) 396 - 8696 brian@haydenir.com (NYSE American: ZDGE) 15

© 2026 Zedge, Inc. Appendix - Reconciliation of Non - GAAP Financial Metrics YTD FY26 FY25 FY24 Q126 Q226 Q326 Q125 Q225 Q325 Q425 Free Cash Flow Calculation $2.9 $3.4 $5.9 $1.2 $0.9 $0.8 $0.7 $0.9 $0.7 $1.2 Cash Flow from Operations $0.3 $0.5 $1.2 $0.0 $0.1 $0.2 $0.2 $0.1 $0.1 $0.2 Capital Expenditures $2.6 $2.9 $4.7 $0.6 $0.8 $1.2 $1.0 $0.6 $0.8 $0.5 Free Cash Flow 16

© 2026 Zedge, Inc. Appendix - Trended Financial Information* YTD FY26 FY25 FY24 Q326 Q226 Q126 Q425 Q325 Q225 Q125 (in M except for EPS, ARPMAU, Paid Subscriptions) $23.9 $29.4 $30.1 $8.0 $8.3 $7.6 $7.5 $7.8 $7.0 $7.2 Total Revenue $16.1 $20.3 $21.0 $5.4 $5.6 $5.2 $5.2 $5.6 $4.7 $4.9 Advertising Revenue $1.5 $2.2 $3.5 $0.5 $0.5 $0.5 $0.5 $0.5 $0.6 $0.6 Digital Goods and Services Revenue $4.8 $5.1 $4.3 $1.7 $1.6 $1.5 $1.4 $1.3 $1.2 $1.2 Subscription Revenue $1.4 $1.8 $1.2 $0.5 $0.5 $0.5 $0.4 $0.4 $0.4 $0.5 Other Revenue ($0.9) ($3.2) ($11.8) $1.1 ($2.9) $0.9 ($0.7) $0.2 ($2.2) ($0.5) GAAP Operating Income (Loss) ($0.6) ($2.4) ($9.2) $0.9 ($2.3) $0.8 ($0.6) $0.2 ($1.7) ($0.3) GAAP Net Income (Loss) ($0.05) ($0.17) ($0.65) $0.07 ($0.18) $0.06 ($0.04) $0.01 ($0.12) ($0.02) GAAP Diluted EPS (Loss per share) $2.6 $0.7 $1.8 $1.0 $0.8 $0.9 $0.1 $0.9 ($0.2) ($0.0) Non GAAP Net Income (Loss) $0.20 $0.05 $0.13 $0.07 $0.06 $0.07 $0.00 $0.06 ($0.01) ($0.00) Non - GAAP Diluted EPS (Loss per share) $2.9 $3.4 $5.9 $1.2 $0.9 $0.8 $0.7 $0.9 $0.7 $1.2 Cash Flow from Operations $2.6 $2.9 $4.7 $1.2 $0.8 $0.6 $0.5 $0.8 $0.6 $1.0 Free Cash Flow $3.6 $1.8 $4.7 $1.3 $1.1 $1.2 $0.3 $1.2 ($0.1) $0.3 Adjusted EBITDA 15.1% 6.0% 15.6% 15.8% 13.9% 15.6% 4.1% 16.1% - 1.1% 4.0% Adjusted EBITDA Margin nm nm nm 19.6 20.4 22.2 23.2 22.1 24.7 25.0 MAU nm nm nm 4.3 4.8 4.9 5.4 5.2 5.6 5.5 Well - developed Markets nm nm nm 15.3 15.6 17.3 17.8 16.9 19.1 19.5 Emerging Markets nm nm nm 1,260 1,175 1,075 984 896 791 698 Active Subscriptions (in 000s) nm nm nm $0.119 $0.115 $0.099 $0.093 $0.099 $0.078 $0.077 ARPMAU $2.16 $2.62 $2.15 $0.72 $0.79 $0.66 $0.64 $0.61 $0.68 $0.68 Zedge Premium – GTV 0.33 1.32 0.21 0.08 0.01 0.24 0.64 0.22 0.24 0.22 Shares Repurchased 17 * Numbers may not add due to rounding